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                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                                     FORM 8-K


                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 21, 1994
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                              THE GRAND UNION COMPANY
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                (Exact Name of Registrant as Specified in Charter)


Delaware                              33-59438                  22-1518276
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(State of Other Jurisdiction         (Commission            (I.R.S. Employer
 of Incorporation)                    File Number)           Identification No.


201 Willowbrook Boulevard, Wayne, New Jersey                    07470-0966
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code   (201) 890-6000
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         (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

         On December 21, 1994, The Grand Union Company issued the press release attached hereto as Exhibit A.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          (b)  PRO FORMA FINANCIAL INFORMATION

          (c)  EXHIBITS

               10.8H Limited Waiver and Agreement, dated as of December 6, 1994, among Grand Union Holdings Corporation ("Holdings"), Grand Union Capital Corporation ("Capital"), The Grand Union Company ("Grand Union"), the lending institutions party to the Credit Agreement, dated as of July 14, 1992, among Grand Union, Capital, Holdings, the lending institutions party thereto, Bankers Trust Company ("Bankers Trust"), as Agent, and Midlantic
                       National Bank, as Co-Agent, filed as Exhibit No. 10.8 to the Registration Statement on Form S-1 of Capital and Holdings (Registration No. 33-50496), and Bankers Trust, as agent.

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                                                                    EXHIBIT A


     "WAYNE, N.J., Dec. 21, 1994 - The Grand Union Company announced today that its lending banks have entered into a Limited Waiver and Agreement which waives any event of default which might exist under the Company's Bank Credit Agreement should the Company fail to make payments of interest due on January 15, 1995, in respect of the Senior and Senior Subordinated Notes of the Company. This agreement also waives compliance with certain covenants in the Bank Credit Agreement, thereby permitting the Company to continue to make borrowings in ordinary course under its revolving line of credit through February 14, 1995.

     "As we had expected, our bank lenders have demonstrated support for our restructuring process," stated Gary D. Hirsch, Chairman of the Board. "In addition to the action by our bank lenders, and the earlier support shown by our vendors, the informal committees of bondholders of the Company which have been formed have expressed similar support of the restructuring process and our valuable trade relationships." Mr. Hirsch noted that the continued effectiveness of the banks' waiver is conditioned on there being no materially negative change in the trade terms being extended to the Company by its vendors.

     "Grand Union had previously announced that it intended to propose a restructuring plan to its security holders by January 15, 1995. In today's announcement of its lending banks' actions, the Company noted that it does not expect to make the interest payments due in January on certain of the Company's outstanding notes.

     "Mr. Hirsch added "The Company believes that it has identified and reacted to its financial situation in a responsible manner designed to preserve value for our security holders. The actions taken thus far by our vendors and lending banks reflect support for the approach taken by the Company. We intend to continue to carry the restructuring through to completion on a basis which preserves and justifies the support which we have thus far received."

     "Grand Union currently operates 241 retail food stores in six Northeastern states."

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                                   SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          THE GRAND UNION COMPANY
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                                               (Registrant)



       Date:  December 22, 1994           /s/ Kenneth R. Baum
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                                              Kenneth R. Baum

                                          Senior Vice President,
                                          Chief Financial Officer
                                          and Secretary (Principal
                                          Financial Officer and
                                          Principal Accounting Officer)


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